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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 1999

                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  0-27082                      52-1579474
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)

                              14555 AVION PARKWAY

                           CHANTILLY, VIRGINIA 20151

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 995-2400

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ITEM 5. OTHER EVENTS.

        On May 25, 1999, Fuisz Technologies Ltd. (the "Company") announced that there are several developments regarding the Company including i) the resignation of its President and Chief Executive Officer, Kenneth W. McVey, ii) plans to retain a management consulting firm to assist management with reengineering the Company, iii) the anticipation of a loss for the second quarter of 1999 and iv) the resignation of Fredrik C. Schreuder from the Company's Board of Directors.

        In order to allow all stockholders the opportunity to evaluate fully the recent developments at the Company, the Company's 1999 Annual Meeting of Stockholders held on May 27, 1999 was adjourned until 10:00 a.m. Eastern Daylight time on Thursday, June 3, 1999 at the Company's offices at 14555 Avion at Lakeside, Chantilly, Virginia. Shareholders may continue to vote or make changes to their votes during the adjournment period.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

                  99.1 Press Release dated May 25, 1999, regarding several Company developments.



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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FUISZ TECHNOLOGIES LTD.

Dated:  May 28, 1999                            By:             /S/
                                                   -----------------------------
                                                   Stephen H. Willard
                                                   Executive Vice President and
                                                   General Counsel


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                                  EXHIBIT LIST


                                                                       Sequentially Numbered
Exhibit No.        Description                                                  Page
                   Press Release dated May 25, 1999, regarding
99.1               several Company developments


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